March 7, 2018

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:            Separate Account VUL-4 of Transamerica Life, SEC File No. 811-10167
➢	TransSurvivor, Registration No. 333-153775
               Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2017, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILINGS:
Transamerica Series Trust, Registration No. 811-4419
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Registration No. 811-07452
Alger Portfolios, Registration No. 811-05550
AllianceBernstein Variable Products Series Fund, Inc, Registration No. 811-05398
Dreyfus Investment Portfolios, Registration No. 811-08673
Dreyfus Sustainable U.S. Equity Portfolio, Inc., Registration No. 811-7044
Dreyfus Variable Investment Fund, Registration No. 811-05125
Fidelity Variable Insurance Products Fund, Registration No. 811-03329
Fidelity Variable Insurance Product Fund II, Registration No. 811-05511
Franklin Templeton Variable Insurance Products Trust, Registration No. 811-05583
Janus Aspen Series, Registration No. 811-07736
MFS Variable Insurance Trust, Registration No. 811-08326
PIMCO Variable Insurance Trust, Registration No. 811-08399
Morgan Stanley Variable Insurance Fund, Inc, Registration No. 811-07607

Some of the funds included in each Fund Company’s annual report filings may not be available under every Policy offered by the Registrant.
The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.
To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Danna Wilson at (727) 557-3603.
Sincerely,
/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Advisors Life Insurance Company